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                                                                   Exhibit 10.20

                                CCBN.COM, INC.

          First Amendment to Amended and Restated 1999 Incentive and
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                        Non-Statutory Stock Option Plan
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     The CCBN.COM, Inc. Amended and Restated 1999 Incentive and Non-Statutory
Stock Option Plan, pursuant to Section 9 thereof, is hereby amended as follows, effective as of __________.


A new Section 2.5 will be added to read in its entirety as follows:

     2.5 DELEGATION OF OPTION GRANTING POWERS. To the extent permitted by applicable law, the Board may delegate to one or more committees or subcommittees of the Board the power to grant options under the Plan conditionally or unconditionally, and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to options and the maximum number of shares for any one Participant to be made by such committee(s) or subcommittee(s).


                             Adopted by the Board of Directors:


                             Approved by the Stockholders: